FundX Flexible Income Fund – INCMX
FundX Conservative Upgrader Fund – RELAX

Supplement dated June 26, 2023 to the
Prospectus and Statement of Additional Information (“SAI”)
dated January 30, 2023

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with those documents. This supplement is being provided for information purposes only; no securities are being offered hereby.

The Board of Trustees of FundX Investment Trust (the “Trust”), at a board meeting held on May 17, 2023, approved converting each Fund into an exchange-traded fund (“ETF”) by the reorganization of each Fund into a corresponding ETF, as listed below. Each ETF will be a newly created series of the Trust.

Fund		ETF
FundX Flexible Income Fund	→	FundX Flexible ETF
FundX Conservative Upgrader Fund	→	FundX Conservative ETF

There will be no change to each Fund’s investment objective, investment strategies or portfolio management as a result of the reorganizations.

Further information with respect to the reorganizations will be mailed before the consummation of the reorganizations to holders of each Fund’s shares as of the record date.

Please retain this Supplement with your Prospectus and SAI dated January 30, 2023 for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-455‑FUND [3863].

Please retain this Supplement with the Prospectus and SAI.